EXHIBIT 10(a)(1)

Warrant No.                                       Warrant to Purchase     Shares
            ---                                                       ---

                                     WARRANT

                           To Purchase Common Stock of

                              PATRIOT NATIONAL BANK


         THIS CERTIFIES THAT, for value received                ,  a resident of
                                                 ---------------
            ,  Connecticut,  or his registered  assigns, is entitled to purchase
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from PATRIOT  NATIONAL BANK, a national bank (the "Bank"),  in whole or in part,
at a purchase  price of $            per share,  at any time from September    ,
                         ----------                                         ---
1999 up to and including  September    , 2004,       shares of the Bank's Common
                                    ---         ----
Stock, $2.00 par value per share (the "Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

         The number of shares of Common Stock purchasable and the price to be paid for each share of Common Stock upon the exercise of this Warrant are subject to adjustment as hereinafter set forth. The shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the price to be paid at any time for each share of Common Stock upon the exercise of this Warrant, as adjusted from time to time, is hereinafter sometimes referred to as the "Warrant Purchase Price."

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by (1) the delivery of this Warrant, together with a properly completed Subscription Form in the form attached hereto, to the principal office of the Bank at 900 Bedford Street, Stamford, Connecticut 06901 (or such other office or agency of the Bank as it may designate by notice in writing to the holder hereof), and (2) payment to the Bank, by cash or by check, of the Warrant Purchase Price for the shares of Common Stock being purchased. The Bank agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been delivered to the Bank and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 15 business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the holder hereof



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within such time, or, at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder.

         2. SPECIAL AGREEMENTS OF THE BANK. The Bank covenants and agrees that:

            a) CHARACTER OF WARRANT SHARES. All shares which may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly authorized, validly issued, fully paid and nonassesable (except as provided in 12 U.S.C. Section 55) and free from all taxes, liens and charges with respect to the issue thereof;

            b) WILL RESERVE SHARES. During the period within which the rights represented by this Warrant may be exercised, the Bank will have at all times authorized, and reserved (free from preemptive rights) for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant and any other warrants, options or other securities convertible into shares of Common Stock;

            c) NO VIOLATIONS. The Bank will take all such action as may be necessary to ensure that Warrant Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange upon which the Common Stock of the Bank may be listed; and

            d) ACTIONS IN AVOIDANCE. The Bank will not, by amendment of its Articles of Association or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Bank, but will at all times in good faith assist in carrying out all of the provisions of this Warrant.

            e) EXPENSES AND TAXES ON EXERCISE. The Bank shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates and new Warrants pursuant to paragraph 1 hereof, except that, in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates or new Warrants shall be paid by the holder hereof to the Bank at the time of delivering this Warrant to the Bank upon exercise.



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         3. ADJUSTMENTS TO WARRANT PURCHASE PRICE AND WARRANT SHARES.

            a) STOCK SPLITS AND REVERSE SPLITS. In the event that the Bank shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Bank shall at any time be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

            b) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Bank with or into another corporation, this Warrant shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Bank deliverable upon exercise of such Warrant would have been entitled upon such consolidation or merger; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Warrant Purchase Price and Warrant Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

         4. DISPUTES. In the event that there is any dispute as to the computation of the Warrant Purchase Price or the number of Warrant Shares required to be issued upon exercise of Warrants, the holders and the Bank will retain an independent accounting firm to conduct at the expense of the Bank an audit of the computations pursuant to the terms hereof involved in such dispute, including the financial statements or other information upon which such computations were based. The determination of such accounting firm shall, in the absence of manifest error, be binding upon the holders of the Warrants and the Bank.

         5. EXCHANGE AND REPLACEMENT. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office of the Bank described in paragraph 1, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by such holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Bank of the loss, theft, destruction or mutilation of this Warrant or any such new Warrants and, in the case of any such loss, theft or destruction, an indemnity letter (reasonably satisfactory to the Bank) of an institutional holder of this



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Warrant,  or  in  other  cases,  of  a  bond  of  indemnity  or  other  security satisfactory to the Bank, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant or such new Warrants, the Bank will issue to the holder hereof a new Warrant of like tenor and date, in lieu of this Warrant or such new Warrants, representing the right to purchase the number of shares which may be purchased hereunder.

         6. ASSIGNABILITY. Subject to compliance with this paragraph 7, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Bank by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Bank, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Bank, provided that each holder of this Warrant agrees that prior to the disposition of this Warrant or any Warrant Shares or other securities acquired as a result of exercise hereof or thereof, such holder will give written notice to the Bank expressing such holder's intention to effect such disposition and describing the manner thereof. All expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this paragraph 6 shall be paid by the Bank.

         7. TRANSFER BOOKS, NO RIGHTS AS STOCKHOLDERS, SURVIVAL OF RIGHTS. The Bank will at no time close its transfer books against the transfer of this Warrant or any Warrant Shares in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle the holder hereof to any voting rights or any rights as a stockholder of the Bank. The rights and obligations of the Bank, of the holder of this Warrant (a "Warrant holder") and of any holder of Warrant Shares issued upon exercise of this Warrant pursuant to the terms of this Warrant shall survive the exercise of this Warrant.

         8. GOVERNING LAW, AMENDMENTS AND WAIVERS; HEADINGS. The validity, interpretation and performance of this Warrant and each of its terms and provisions shall be governed by the laws of the State of Connecticut. No provision of this Warrant may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         9. NOTICES. Any notice or other document required or permitted to be given or delivered to Warrantholders shall be delivered at, or sent by certified or registered mail to each Warrantholder at, the address shown on such holder's Warrant or to such other address as shall have been furnished to the Bank in writing by such Warrantholder. Any notice or other document required or permitted to be given or delivered to the Bank shall be delivered at, or sent by certified or registered mail to the



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principal  office of the Bank  specified in paragraph 1,  Attention:  President, with copies to or such other address or addresses as shall have been furnished to the Warrantholders.

         10. SPECIAL CIRCUMSTANCES REQUIRING EXERCISE DECISION BY WARRANTHOLDER. In the event that the Bank's capital falls below the minimum requirements contained in applicable federal banking regulations or such higher requirement as may be determined by the Office of the Comptroller of the Currency (the "OCC") as authorized under such regulations, the OCC has the right to direct the Bank to require the Warrantholder to exercise or forfeit this Warrant. In such event, the Bank agrees to notify the Warrantholder within 45 days from the date the OCC notifies the Bank, in writing, that the Warrantholder must exercise or forfeit this Warrant. The Bank will then cancel this Warrant if it is not exercised by the Warrantholder within 21 days of the Bank's notification to the Warrantholder. The Bank has agreed to comply with any OCC request that the Bank invoke its right to require the Warrantholder to exercise or forfeit this Warrant under the circumstances stated above.

         IN WITNESS WHEREOF, the Bank has caused this Warrant to be signed by its duly authorized officer, duly attested by its authorized officer, and to be
dated as of               , 1996.
            --------------
                                              PATRIOT NATIONAL BANK


                                              BY:
                                                 ----------------------------
                                                 Title:

Attest:


----------------------
Secretary



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                                   ASSIGNMENT

                To Be Executed by The Registered Holder in Order
                         to Transfer the Within Warrant

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                                              ----------------------------------
                                              (Name)


                                              ----------------------------------
                                              (Address)

the right to purchase     shares of Common Stock, covered by the within Warrant,
                      ---
as said shares were  constituted  at the date of said  Warrant,  and does hereby
irrevocably  constitute and appoint                             Attorney to make
                                    ---------------------------
such transfer on the books of the Bank maintained for the purpose, with full power of substitution.

                                              Signature


                                              ----------------------------------


Dated,               , 19
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In the presence of


----------------------------


                                     NOTICE

         The signature to the foregoing Assignment must correspond as to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.



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                             FULL SUBSCRIPTION FORM

                To Be Executed by The Registered Holder in Order
                     to Exercise in Full the Within Warrant

         The  undersigned  hereby  exercises  the right to purchase  the
                                                                         -------
shares  of  Common  Stock  covered  by the  within  Warrant  at the date of this subscription  and  herewith  makes  payment  of the  sum of  $
                                                              ------------------
representing  the Warrant Purchase Price of  $                      per share in
                                              ---------------------
effect at this date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions, signed by the undersigned and accompanying this subscription.

Dated,             , 19  .
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                                              Signature
                                                       -------------------------

                                              Address
                                                     ---------------------------

                                              ----------------------------------



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                            PARTIAL SUBSCRIPTION FORM

                To Be Executed by The Registered Holder in Order
                   to Exercise in Part Only the Within Warrant

         The  undersigned  hereby  exercises the right to purchase     shares of
                                                                   ---
the total of      shares of Common  Stock  covered by the within  Warrant at the
             ----
date  of  this   subscription   and  herewith   makes  payment  of  the  sum  of
$                  representing the Warrant Purchase Price of $
 -----------------                                             -----------------
per share in effect at this date. Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscriptions.

Dated,             , 19  .
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                                              Signature
                                                       -------------------------

                                              Address
                                                     ---------------------------

                                              ----------------------------------